UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): September 15, 2005
                                                  ------------------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                   000-29053                 04-2751645
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(State or other jurisdiction of       (Commission              (IRS employer
         incorporation)               file number)           identification no.)


     2115 O'Nel Drive, San Jose, CA                           95131
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(Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code: (408) 731-2700
                                                    ----------------------------


                    8000 Lee Highway, Falls Church, VA 22042
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         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          ----------------------------------------------------------------------
          Appointment of Principal Officers.
          ---------------------------------

      Effective September 15, 2005, Kevin J. Duffy ceased to be President and Chief Operating Officer of YDI Wireless, Inc. The company and Mr. Duffy are negotiating the terms of Mr. Duffy's departure from the company, including any severance to be provided to Mr. Duffy under his employment agreement with the company, effective July 27, 2005 and filed with the Securities and Exchange Commission on August 2, 2005, or otherwise.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            YDI WIRELESS, INC.

Dated: September 20, 2005                   By:  /s/ David L. Renauld
                                                 ----------------------
                                                 David L. Renauld
                                                 Vice President








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